Defined Asset Funds [SM]

                                 Concept Series
                                      1999
                                        D

                              Capital Appreciation
                              Fundamental Research

                                   IRA Ideal!

Internet Portfolio

The Internet and its technology have transformed our world, carving out new channels of communication, connection and opportunity.

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As flagship for the information age, the Internet has come a great distance in just a few short years. Though still young, the medium and its technology have already transformed our world, carving out new channels of communication, connection and opportunity. With so many developments at such a fast pace, making investment decision in this new frontier can challenge even experienced investors. Now, defined Asset Funds[SM] offers you a professionally selected portfolio for investing in the potential of the Internet with our new . . .

Internet Portfolio

Defined Asset Funds - Our Philosophy

As Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important - your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

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At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind - yours.

The Internet: Today and Beyond

What will shape the next decade of the Internet era? Will today's star performers continue their success? Will they even remain in the competition?

The rapid evolution of this industry has left many investors wondering which trends will dominate the coming years. Although day to day market performance can vary widely, we believe certain trends have begun to emerge. While there can be no guarantee of results, the industry and its investors may potentially benefit from:

* Universal Access - The ability to access any information, over any network, from any device, is on the way and will affect the system worldwide.

* Internet Appliances - These products go beyond desktop PCs, to include Internet-connected telephones, televisions, pagers, hand-held games, personal planners and other devices, as well as the software, hardware, content and service providers to support them.

* e-Commerce - Ever more consumers are purchasing goods and services online, and new providers are springing up to meet this demand.

The Portfolio

The Internet Portfolio seeks capital appreciation by investing in 33 leading companies from the Internet industry, including service providers, e-commerce, equipment/networking and software firms. Selected by the Defined Asset Funds Research Group, these companies are significant in this industry, providing computers, peripheral components, software and hardware to support Internet-related commerce and communications. Portfolio stocks come from companies with market capitalizations of $700 million to over $100 billion, and each reported positive earnings in 1998.

The Portfolio will hold its stocks for about one year. At the end of that time, you can choose to either redeem your investment, or roll your proceeds into the next Portfolio, if available, at a reduced sales charge.

The Sectors

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Software products will likely experience strong earnings growth as Internet
Service Providers (ISPs) continually upgrade their services, new applications improve accessibility and companies outsource data-intensive operations such as billing.

Equipment/Networking firms are gearing up to meet the rising demand for faster and better Internet connectivity and the technologies that support it. Networking companies will benefit from the need to link geographically dispersed networks to a single infrastructure, and computer makers will continue to refine their products to become more user-friendly and economical.

Internet Service Providers derive the bulk of their revenue from customers' monthly fees for Internet access and from online advertising fees. As the Internet experiences exceptional growth, it is changing the lives of millions of users and creating opportunities for creative service providers around the globe.

e-Commerce is still in its infancy, but is expected to grow enormously over the next two years as individuals and corporations increasingly buy and sell products and services online. Improved transaction security has added to this remarkable growth.

A Defined Portfolio

Company                                             Symbol

Internet Software

Adobe Systems, Inc.(*)                               ADBE

Adobe provides graphic design, publishing and imaging software for Web and print production, and is the fourth largest U.S.-based personal software company in the world.

Check Point Software Technologies, Ltd.(+)           CHKP

Check Point develops, markets and supports solutions for secure and reliable business-to- business communications over any Internet Protocol (IP) network.

i2 Technologies, Inc.                                ITWO

i2 delivers solutions that enable electronic Business Process Optimization
(eBPO) - a new layer of decision intelligence for planning and optimizing across multiple enterprises.

                                       3

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Legato Systems, Inc.                                 LGTO

Legato Systems is a leader in the enterprise storage management software market. It develops, markets and supports network storage management software products.

Macromedia, Inc.                                     MACR

Macromedia develops, markets and supports software and services for Web publishing and Web learning. Its shockwave.com operation designs, develops and markets products and services for online entertainment on the Web.

Mercury Interactive Corporation                      MERQ

Mercury Interactive develops, markets and supports a comprehensive suite of automated software testing solutions. It helps companies build better applications, from e- business/Internet transaction systems to enterprise resource planning and other client/server applications.

Microsoft Corporation                                MSFT

Microsoft, the world's largest personal computer software company, develops, produces and markets a wide range of software for business and personal use. We anticipate Microsoft's earnings growth to continue as it introduces new products to meet its customers' evolving needs.

Oracle Corporation                                   ORCL

Oracle is a major vendor of database software and information management services. Its Oracle Exchange is an e-business solution for corporate buyers and sellers of goods and services.

Pegasus Systems, Inc.                                PEGS

Pegasus Systems provides electronic commerce and transaction processing services to the hotel industry worldwide through its Electronic Distribution and TravelWeb services (www.travelweb.com).

Rational Software Corporation                        RATL

Rational Software helps organizations develop and deploy e-business, Web, enterprise-wide, technical and embedded software through a combination of tools, services and software engineering best practices.

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RSA Security, Inc.                                   RSAS

RSA Security is a provider of enterprise network, application and data security solutions and technologies. RSA helps customers from a range of industries to conduct business securely, protect corporate information assets and facilitate business-to-business electronic commerce.

Siebel Systems, Inc.                                 SEBL

Siebel Systems designs, develops, markets and supports a leading Web-based application software product family designed to meet the sales, marketing and customer service information system requirements of large multinational organizations.

Internet Equipment/Networks

Broadcom Corporation (Class A)                       BRCM

Broadcom is a leading developer of highly integrated silicon solutions that enable broadband digital data transmission.

Cisco Systems, Inc.                                  CSCO

Cisco is the world-wide leader in networking for the Internet. Cisco products include routers, LAN and ATM switches, dial-up access servers and network management software.

3Com Corporation                                     COMS

3Com is a global networking company with an installed base representing over 200 million network connections. It offers a broad range of global data networking solutions.

Dell Computer Corporation                            DELL

Dell is a leading direct marketer of computer systems, and a major computer vendor. It designs, develops, manufactures, markets, services and supports a wide range of computer systems.

EMC Corporation                                      EMC

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EMC designs, manufactures, markets and supports a wide range of storage-related hardware, software and service products for the mainframe, open systems and network computer storage markets worldwide.

Gateway, Inc.                                        GTW

Gateway is a direct marketer of PCs and related products and services. The company sells its products directly to customers through three distribution channels - phone sales, Internet Web site and its Gateway Country stores.

Lucent Technologies, Inc.(*)                         LU

Lucent Technologies is the largest provider of telecommunications equipment in the world. It manufactures Internet Protocol (IP)-based data networking products.

Network Appliance, Inc.                              NTAP

Network Appliance is a leading provider of network storage and data access solutions.

Nokia Corporation(*)(+)                              NOK

Nokia is a global wireless and wireline telecommunications company. It pioneered the Nokia 9110 Communicator, an all-in-one mobile phone that offers fax, e-mail and Internet capabilities.

Sun Microsystems, Inc.                               SUNW

Sun Microsystems is a world-wide supplier of high-performance workstations, servers and networking software. Major products include "HotJava" and "SunScreen."

Tellabs, Inc.                                        TLAB

Tellabs designs, manufactures, markets and services voice and data transport and network access systems.

Texas Instruments, Inc.(*)                           TXN

Texas Instruments is a global semiconductor company and a designer and supplier of digital signal processing solutions. It is a fundamental player in the networking of today's society, with operations in wireless communications, semiconductors, signal processing, Internet and digital imaging.

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Internet/Web Service Providers

America Online, Inc.                                 AOL

America Online is a premier online service company. Over the last four years, sales have grown as the company has aggressively sought new customers and formed strategic alliances.

BroadVision, Inc.                                    BVSN

BroadVision is a leading supplier of Internet application solutions. It has experienced significant sales growth over the last several years as the demand for Internet applications has soared worldwide.

MCI WorldCom, Inc.                                   WCOM

MCI WorldCom offers an array of solutions for residential and small business communications needs, including Internet. Its Internet expansion comes amidst a dramatic increase in market demand for Internet bandwidth.

Network Solutions, Inc.                              NSOL

Network Solutions is a pioneer of Web addresses. It acts as the exclusive registrar of Internet domain names within the .com, .org, .net and .edu top-level domains.

Sapient Corporation                                  SAPE

Sapient is a leading e-services consulting company providing Internet strategy consulting and sophisticated Internet-based solutions.

USWeb Corporation                                    USWB

USWeb provides a comprehensive range of Intranet, Extranet and Web site solutions and services to medium- and large-sized companies.

Yahoo! Inc.                                          YHOO

Yahoo! is a global Internet media company offering a network of branded World Wide Web programming.

Internet e-Commerce

eBay, Inc.                                           EBAY

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eBay is the world's largest personal online trading community, in which buyers and sellers are brought together in an automated and entertaining auction format to buy and sell personal items.

Sykes Enterprises, Inc.                              SYKE

Sykes Enterprises operates e-commerce centers and technical call centers through branch offices located in 13 countries on four continents.

(*) Only these stocks currently pay dividends The current annual dividends per share, in order of appearance, are $0.10, $0.08, $0.52 and $0.17, based on the latest quarterly, semi-annual or annual declaration. There can be no assurance that future dividend payments, if any, will be maintained in an amount equal to these dividends.

(+) The issuer is a foreign corporation; dividends, if any, will be subject to withholding taxes.

Defined Asset Funds [SM]

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                                       8

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Connect with the Future!

You can get started today with the Internet Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

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Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

*    There can be no assurance that the Portfolio will meet its objective.

* This Portfolio consists entirely of stocks in the Internet industry. This industry is subject to special risks including intense competition and rapid obsolescence. Adverse developments in this industry or in particular stocks could affect the value of the Portfolio.

* The Portfolio is not appropriate for investors seeking current income or capital preservation and should not be considered a complete investment plan.

* The value of your investment will fluctuate with the prices of the underlying stocks.

* Internet stock prices can be extremely volatile as compared to other types of investments.

Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.


                                  As a % of Public          Amount Per 1,000
                                   Offering Price                Units
-----------------------------------------------------------------------------
Initial Sales Charge                  1.00%                     $10.00

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Deferred Sales Charge                 1.75%                     $17.50

Maximum Sales Charge                  2.75%                     $27.50
                                 =================         =================
Estimated Annual Expenses (as         0.196%                     $1.94
a % of net assets)

Estimated Organization Costs                                     $2.04
-----------------------------------------------------------------------------

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.


            Amount Purchased                 Total Sales Charge as a % of the
                                                   Public Offering Price
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Less than $50,000                                          2.75%

$50,000 to $99,999                                         2.50%

$1000,000 to $249,999                                      2.00%

$250,000 to $999,999                                       1.75%

$1,000,000 or more                                         1.00%
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The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[logo] Printed on Recycled Paper                                   32776BR-12/99

[Copyright] 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.
Member SIPC.